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                                                                   Exhibit 23.2


                         CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated December 13, 1996 relating to the consolidated financial statements of MicroTel International Inc. (formerly known as XCEL Corporation and subsidiaries) included in its Annual Report on Form 10-K for the year ended December 31, 1996, filed with the Securities and Exchange Commission.

                                                     KPMG PEAT MARWICK LLP




Orange County, California
December 18, 1998